                                                                    EXHIBIT 10.6
                                                                    ------------


                       GUARANTEE AND SECURITY AGREEMENT


                                  dated as of


                               November 8, 2001


                                     among


                                NAVISITE, INC.


                          THE GUARANTORS PARTY HERETO


                                      and


                    COMPAQ FINANCIAL SERVICES CORPORATION,
                         as Collateral Representative

                               TABLE OF CONTENTS
                                ______________

                                                                                       Page
                                                                                       ----
     Section 1.  Definitions...........................................................   1
     Section 2.  Guarantees by Guarantors..............................................   6
     Section 3.  Grant of Transaction Liens............................................   8
     Section 4.  General Representations and Warranties................................  10
     Section 5.  Further Assurances; General Covenants.................................  12
     Section 6.  Investment Property...................................................  14
     Section 7.  Collateral Accounts...................................................  15
     Section 8.  Remedies upon Event of Default........................................  16
     Section 9.  Application of Proceeds...............................................  17
     Section 10. Fees and Expenses; Indemnification...................................   18
     Section 11. Authority to Administer Collateral...................................   19
     Section 12. Limitation on Duty in Respect of Collateral..........................   20
     Section 13. General Provisions Concerning the Collateral Representative..........   20
     Section 14. Termination of Transaction Liens; Release of Collateral..............   22
     Section 15. Additional Guarantors and Lien Grantors..............................   22
     Section 16. Notices..............................................................   23
     Section 17. No Implied Waivers; Remedies Not Exclusive...........................   24
     Section 18. Successors and Assigns...............................................   24
     Section 19. Amendments and Waivers...............................................   24
     Section 20. Choice of Law........................................................   24
     Section 21. Waiver of Jury Trial.................................................   24
     Section 22. Severability.........................................................   25

                                                                            Page
                                                                            ----

SCHEDULES:
---------

    Schedule 1 Equity Interests in Subsidiaries and Affiliates Owned by Original Lien Grantors

EXHIBITS:
--------

    Exhibit A   Security Agreement Supplement

    Exhibit B   Perfection Certificate

    Exhibit C   Issuer Control Agreement

                       GUARANTEE AND SECURITY AGREEMENT

         AGREEMENT dated as of November 8, 2001 among NAVISITE, INC., the GUARANTORS party hereto and COMPAQ FINANCIAL SERVICES CORPORATION, as Collateral Representative.

         WHEREAS, the Company is entering into the Note Purchase Agreement (as this and other capitalized terms are defined in Section 1 hereof), pursuant to which the Company intends to issue the Notes to the Purchasers;

         WHEREAS, the Company is willing to secure its obligations under the Notes and the Note Purchase Agreement by granting Liens on its assets to the Collateral Representative as provided in the Security Documents;

         WHEREAS, the Company is willing to cause each of its Subsidiaries to guarantee the foregoing obligations of the Company and to secure its guarantee thereof by granting Liens on its assets to the Collateral Representative as provided in the Security Documents;

         WHEREAS, the Purchasers are not willing to purchase the Notes unless
(i) the foregoing obligations of the Company are secured and guaranteed as described above and (ii) each guarantee thereof is secured by Liens on assets of the relevant Guarantor as provided in the Security Documents;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1.  Definitions.

         (a) Terms Defined in Note Purchase Agreement. Terms defined in the Note Purchase Agreement and not otherwise defined in subsection (b) or (c) of this Section have, as used herein, the respective meanings provided for therein.

         (b) Terms Defined in UCC. As used herein, each of the following terms has the meaning specified in the UCC:

Term                                                                   UCC
----                                                                   ---
Account                                                                9-102
Authenticate                                                           9-102
Certificated Security                                                  8-102
Chattel Paper                                                          9-102
Document                                                               9-102

Equipment                                                            9-102
Financial Asset                                                      8-102 & 103
General Intangibles                                                  9-102
Instrument                                                           9-102
Inventory                                                            9-102
Investment Property                                                  9-102
Payment Intangible                                                   9-102
Record                                                               9-102
Securities Intermediary                                              8-102
Security                                                             8-102 & 103
Supporting Obligations                                               9-102
Uncertificated Security                                              8-102

          (c) Additional Definitions. The following additional terms, as used herein, have the following meanings:

          "Active Foreign Subsidiary" means any Foreign Subsidiary that is not a Dormant Foreign Subsidiary.

          "Article 9" means Article 9 of the Uniform Commercial Code as set forth in the 1998 Official Text thereof; provided that, when used with respect to any jurisdiction on or after the date when such Article 9 (with or without local changes therein) first becomes effective in such jurisdiction, " Article 9" refers to Article 9 as in effect in such jurisdiction from time to time.

          "Collateral" means all property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Representative pursuant to the Security Documents. When used with respect to a specific Lien Grantor, the term "Collateral" means all its property on which such a Lien is granted or purports to be granted.

          "Collateral Account" has the meaning specified in Section 7.

          "Collateral Representative" means Compaq Financial Services Corporation, a Delaware corporation, in its capacity as representative of the Secured Parties under the Security Documents, and its successors in such capacity.

          "Company" means NaviSite, Inc., a Delaware corporation.

          "Dormant Foreign Subsidiary" means, at any time, any Foreign Subsidiary that at such time (i) is dormant or conducts no business, (ii) has assets with a fair market value of less than $100,000 or (iii) has revenues of less than $100,000 during its most recently ended fiscal year.

          "Equity Interest" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof or (v) any warrant, option or other right to acquire any Equity Interest described in this definition.

          "Foreign Subsidiary" means a Subsidiary (which may be a corporation, limited liability company, partnership or other legal entity) organized under the laws of a jurisdiction outside the United States, and conducting substantially all its operations outside the United States, other than any such entity that is (whether as a matter of law, pursuant to an election by such entity or otherwise) treated as a partnership in which any Lien Grantor is a partner or as a branch of any Lien Grantor for United States income tax purposes.

          "Guarantors" means each Subsidiary listed on the signature pages hereof under the caption "Guarantors" and each Subsidiary that shall, at any time after the date hereof, become a "Guarantor" pursuant to Section 15.

          "Issuer Control Agreement" means an Issuer Control Agreement substantially in the form of Exhibit C (with any changes that the Collateral Representative shall have approved).

          "Lien Grantors" means the Company and the Guarantors.

          "LLC Interest" means a membership interest or similar interest in a limited liability company.

          "Note" has the meaning specified in the Note Purchase Agreement.

          "Note Documents" means the Note Purchase Agreement, the Notes, the Investor Rights Agreement Amendment and the Security Documents and any documents or agreements contemplated therein.

          "Note Purchase Agreement" means the Note Purchase Agreement dated October 29, 2001 among the Company and the Purchasers named therein.

          "Opinion of Counsel" means a written opinion of legal counsel (who may be counsel to a Lien Grantor or other counsel, in either case reasonably acceptable to the Collateral Representative) addressed and delivered to the Collateral Representative.

          "Original Lien Grantor" means any Lien Grantor that grants a Lien on any of its assets hereunder on the Effective Date.

          "own" refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and "acquire" refers to the acquisition of any such rights.

          "Partnership Interest" means a partnership interest, whether general or limited.

          "Perfection Certificate" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules contemplated thereby to the satisfaction of the Collateral Representative, and signed by an officer of such Lien Grantor.

          "Permitted Liens" means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to Section 6.02 of the Note Purchase Agreement.

          "Pledged", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, "Pledged Equity Interest" means an Equity Interest that is included in the Collateral at such time.

          "Post-Petition Interest" means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

          "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

          "Purchasers" has the meaning specified in the Note Purchase Agreement.

          "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and its Affiliates.

          "Release Conditions" means the following condition for releasing all the Secured Guarantees and terminating all the Transaction Liens: all Secured Obligations shall have been paid in full.

          "Required Holders" means the holders of more than 50% of the aggregate outstanding principal amount of the Notes.

          "Secured Agreement", when used with respect to any Secured Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of the Company, obligations of a guarantor and/or rights of the holder with respect to such Secured Obligation.

          "Secured Guarantee" means, with respect to each Guarantor, its guarantee of the Secured Obligations under Section 2 hereof or Section 1 of a Security Agreement Supplement.

          "Secured Obligations" means all principal of all Notes outstanding from time to time under the Note Purchase Agreement, all interest (including Post-Petition Interest) on such Notes and all other amounts now or hereafter payable by the Company pursuant to the Note Documents.

          "Secured Parties" means the holders from time to time of the Secured Obligations.

          "Security Agreement Supplement" means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Representative for the purpose of adding a Subsidiary as a party hereto pursuant to Section 15 and/or adding additional property to the Collateral.

          "Security Documents" means this Agreement, the Security Agreement Supplements and all other supplemental or additional security agreements, control agreements, mortgages or similar instruments delivered pursuant to the Note Documents.

          "Supporting Letter of Credit" means a letter of credit that supports the payment or performance of one or more items included in the Collateral.

          "Transaction Liens" means the Liens granted by the Lien Grantors under the Security Documents.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

          (a) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (e) the word "property" shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          Section 2.  Guarantees by Guarantors.

          (a) Secured Guarantees. Each Guarantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). If the Company fails to pay any Secured Obligation punctually when due, each Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Secured Agreement.

          (b) Secured Guarantees Unconditional. The obligations of each Guarantor under its Secured Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company, any other Guarantor or any other Person under any Secured Agreement, by operation of law or otherwise;

          (ii) any modification or amendment of or supplement to any Secured Agreement;

          (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Company, any other Guarantor or any other Person under any Secured Agreement;

          (iv) any change in the corporate existence, structure or ownership of the Company, any other Guarantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company, any other Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of the Company, any other Guarantor or any other Person under any Secured Agreement;

          (v) the existence of any claim, set-off or other right that such Guarantor may have at any time against the Company, any other Guarantor, any Secured Party or any other Person, whether in connection with the Notes or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (vi) any invalidity or unenforceability relating to or against the Company, any other Guarantor or any other Person for any reason of any Secured Agreement, or any provision of applicable law or regulation purporting to prohibit the payment of any Secured Obligation by the Company, any other Guarantor or any other Person; or

          (vii) any other act or omission to act or delay of any kind by the Company, any other Guarantor, any other party to any Secured Agreement, any Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of or defense to any obligation of any Guarantor hereunder.

     (c) Release of Secured Guarantees. (i) All the Secured Guarantees will be released when all the Release Conditions are satisfied. If at any time any payment of a Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Company or otherwise, the Secured Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

         (ii) The Collateral Representative may release any Secured Guarantee with the prior written consent of the Required Holders.

         (d) Waiver by Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company, any other Guarantor or any other Person.

         (e) Subrogation. A Guarantor that makes a payment with respect to a Secured Obligation hereunder shall be subrogated to the rights of the payee against the Company with respect to such payment; provided that no Guarantor shall enforce any payment by way of subrogation against the Company, or by reason of contribution against any other guarantor of such Secured Obligation, until all the Release Conditions have been satisfied.

         (f) Stay of Acceleration. If acceleration of the time for payment of any Secured Obligation by the Company is stayed by reason of the insolvency or receivership of the Company or otherwise, all Secured Obligations otherwise subject to acceleration under the terms of any Secured Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Collateral Representative.

         (g) Continuing Guarantee. Each Secured Guarantee is a continuing guarantee, shall be binding on the relevant Guarantor and its successors and assigns, and shall be enforceable by the Collateral Representative or the Secured Parties. If all or part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights under each Secured Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

         (h) Limitation on Obligations of Subsidiary Guarantor. The obligations of each Subsidiary Guarantor under its Secured Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Secured Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

          Section 3.  Grant of Transaction Liens.

          (a) The Company, in order to secure the Secured Obligations, and each Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, grants to the Collateral Representative for the benefit of the Secured Parties a continuing security interest in all the following property of the Company or such Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located:

                  (i)    all Accounts;

                 (ii)    all Chattel Paper;

                (iii)    all Documents;

                 (iv)    all Equipment;

                  (v) all General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property);

                 (vi)    all Instruments;

                (vii)    all Inventory;

               (viii)    all Investment Property;

                 (ix) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of its Collateral;

                  (x) such Original Lien Grantor's ownership interest in (1) its Collateral Accounts, (2) all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in its Collateral Accounts from time to time and (4) all other money in the possession of the Collateral Representative; and

                 (xi) all Proceeds of the Collateral described in the foregoing clauses (i) through (x);

provided that the following property is excluded from the foregoing security interests: (A) voting Equity Interests in any Active Foreign Subsidiary, to the extent (but only to the extent) required to prevent the Collateral from including more that 66% of all voting Equity Interests in such Foreign Subsidiary and (B) voting Equity Interests in any Dormant Foreign Subsidiary.

          (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

          (c) The Transaction Liens are granted as security only and shall not subject the Collateral Representative or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

          Section 4. General Representations and Warranties. Each Original Lien Grantor represents and warrants that:

          (a) Such Lien Grantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate.

          (b) Schedule 1 lists all Equity Interests in Subsidiaries and Affiliates owned by such Lien Grantor as of the Effective Date. Such Lien Grantor holds all such Equity Interests directly (i.e., not through a Subsidiary, a Securities Intermediary or any other Person).

          (c) Except as set forth on the Perfection Certificate of such Lien Grantor, all Pledged Equity Interests owned by such Lien Grantor are owned by it free and clear of any Lien other than (i) the Transaction Liens and (ii) any tax liens, judgment liens and other Permitted Liens. All shares of capital stock included in such Pledged Equity Interests (including shares of capital stock in respect of which such Lien Grantor owns a Security Entitlement) have been duly authorized and validly issued and are fully paid and non-assessable. None of such Pledged Equity Interests is subject to any option to purchase or similar right of any Person. Such Lien Grantor is not and will not become a party to or otherwise bound by any agreement (except the Note Documents) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect thereto.

          (d) Except as set forth on the Perfection Certificate of such Lien Grantor, such Lien Grantor has good and marketable title to all its Collateral (subject to exceptions that are, in the aggregate, not material), free and clear of any Lien other than Permitted Liens.

          (e) Such Lien Grantor has not performed any acts that might prevent the Collateral Representative from enforcing any of the provisions of the Security Documents or that would limit the Collateral Representative in any such enforcement. No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens. After the Effective Date, no Collateral owned by such Lien Grantor will be in the possession or under the Control of any other Person having a claim thereto or security interest therein, other than a Permitted Lien.

          (f) The Transaction Liens on all Collateral owned by such Lien Grantor
(i) have been validly created, (ii) will attach to each item of such Collateral on the Effective Date (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all the Secured Obligations or such Lien Grantor's Secured Guarantee, as the case may be.

          (g) Such Lien Grantor has delivered a Perfection Certificate to the Collateral Representative. The information set forth therein is correct and complete as of the Effective Date. Within 60 days after the Effective Date, such Lien Grantor will furnish to the Collateral Representative a file search report from each UCC filing office listed in its Perfection Certificate, showing the filing made at such filing office to perfect the Transaction Liens on its Collateral.

          (h) When UCC financing statements describing the Collateral as set forth in Schedule 1 to such Lien Grantor's Perfection Certificate have been filed in the offices specified in such Perfection Certificate, the Transaction Liens will constitute perfected security interests in the Collateral owned by such Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens.

          (i) Such Lien Grantor has taken, and will continue to take, all actions necessary under the UCC to perfect its interest in (i) any Accounts or Chattel Paper purchased or otherwise acquired by it, as against its assignors and creditors of its assignors and (ii) any Payment Intangibles or promissory notes purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.


          (j) Such Lien Grantor's Collateral is insured as required by the Note Purchase Agreement.

          (k) All of such Lien Grantor's Inventory has or will have been produced in compliance, in all material respects, with the applicable requirements of the Fair Labor Standards Act, as amended.

          Section 5. Further Assurances; General Covenants. Each Lien Grantor covenants as follows:

          (a) Such Lien Grantor will, from time to time, at the Company's expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any intellectual property filing and any filing of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Collateral Representative may request, in order to:

                  (i) create, preserve, perfect, confirm or validate the Transaction Liens on such Lien Grantor's Collateral;

                 (ii) enable the Collateral Representative and the other Secured Parties to obtain the full benefits of the Security Documents; or

                (iii) enable the Collateral Representative to exercise and enforce any of its rights, powers and remedies with respect to any of such Lien Grantor's Collateral.

         To the extent permitted by applicable law, such Lien Grantor authorizes the Collateral Representative to execute and file such financing statements or continuation statements without such Lien Grantor's signature appearing thereon. Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Lien Grantor constitutes the Collateral Representative its attorney-in-fact to execute and file all intellectual property filings and other filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Transaction Liens granted by such Lien Grantor terminate pursuant to Section 14. The Company will pay the costs of, or incidental to, any intellectual property filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto in accordance with clause (ii) of the second sentence of Section 9.01 of the Note Purchase Agreement.

         (b) Such Lien Grantor will not (i) change its name or corporate structure, (ii) change its location (determined as provided in UCC Section 9-
307) or (iii) become bound, as provided in UCC Section 9-203(d) or otherwise, by a security agreement entered into by another Person, unless it shall have given the Collateral Representative prior notice thereof.

          (c) At least 30 days before it takes any action contemplated by
Section 5(b), such Lien Grantor will, at the Company's expense and at the request of the Purchasers, cause to be delivered to the Collateral Representative an Opinion of Counsel, in form and substance satisfactory to the Collateral Representative, to the effect that (i) all financing statements and amendments or supplements thereto, continuation statements and other documents required to be filed or recorded in order to perfect and protect the Transaction Liens against all creditors of and purchasers from such Lien Grantor after it takes such action (except any continuation statements specified in such Opinion of Counsel that are to be filed more than six months after the date thereof) have been filed or recorded in each office necessary for such purpose, (ii) all fees and taxes, if any, payable in connection with such filings or recordations have been paid in full and (iii) except as otherwise agreed by the Required Holders, such action will not adversely affect the perfection or priority of the Transaction Lien on any Collateral to be owned by such Lien Grantor after it takes such action or the accuracy of such Lien Grantor's representations and warranties herein relating to such Collateral.

          (d) If any Collateral is located on premises leased by a Lien Grantor as lessee, such Lien Grantor shall, within 60 days of the date hereof in the case of leases in existence on the date hereof, and substantially simultaneously with the execution and delivery of such lease, in the case of leases hereafter entered into, use its reasonable efforts to secure from the landlord a waiver of contractual and statutory landlord's liens, an agreement to permit access to and removal of Collateral and other customary matters, all pursuant to an instrument in form and substance satisfactory to the Collateral Representative.

          (e) Such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that such Lien Grantor may do any of the foregoing unless
(i) doing so would violate a covenant in the Note Purchase Agreement or (ii) an Event of Default shall have occurred and be continuing and the Collateral Representative shall have notified such Lien Grantor that its right to do so is terminated, suspended or otherwise limited. Concurrently with any sale, lease or other disposition (except a sale or disposition to another Lien Grantor or a lease) permitted by the foregoing proviso, the Transaction Liens on the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Collateral Representative or any other Secured Party. The Collateral Representative will, at the Company's expense, execute and deliver to the relevant Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the fact that any asset so sold or disposed of is no longer subject to a Transaction Lien.

          (f) Such Lien Grantor will, promptly upon request, provide to the Collateral Representative all information and evidence concerning such Lien Grantor's Collateral that the Collateral Representative may reasonably request from time to time to enable it to enforce the provisions of the Security Documents.

         Section 6. Investment Property. Each Lien Grantor represents, warrants and covenants as follows:

          (a) Certificated Securities. On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will deliver to the Collateral Representative as Collateral hereunder all certificates representing Pledged Certificated Securities then owned by such Lien Grantor. Thereafter, whenever such Lien Grantor acquires any other certificate representing a Pledged Certificated Security, such Lien Grantor will immediately deliver such certificate to the Collateral Representative as Collateral hereunder.

          (b) Uncertificated Securities. On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of each Pledged Uncertificated Security then owned by such Lien Grantor and deliver such Issuer Control Agreement to the Collateral Representative (which shall enter into the same). Thereafter, whenever such Lien Grantor acquires any other Pledged Uncertificated Security, such Lien Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of such Pledged Uncertificated Security and deliver such Issuer Control Agreement to the Collateral Representative (which shall enter into the same).

          (c) Delivery of Pledged Certificates. All Pledged Certificates, when delivered to the Collateral Representative, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, all in form and substance satisfactory to the Collateral Representative.

          (d) Foreign Subsidiaries. A Lien Grantor will not be obligated to comply with the provisions of this Section at any time with respect to any voting Equity Interest in a Foreign Subsidiary if and to the extent (but only to the extent) that such voting Equity Interest is excluded from the Transaction Liens at such time pursuant to the proviso at the end of Section 3(a) and/or the comparable provisions of one or more Security Agreement Supplements.

          Section 7. Collateral Accounts. (a) If and when required for purposes hereof, the Collateral Representative will establish with respect to each Lien Grantor an account (its "Collateral Account"), in the name and under the exclusive control of the Collateral Representative, into which all amounts owned by such Lien Grantor that are to be deposited therein pursuant to the Note Documents shall be deposited from time to time. Each Cash Collateral Account will be operated as provided in this Section.

          (b) The Collateral Representative shall deposit the following amounts, as and when received by it, in the Collateral Account of the applicable Lien
Grantor:

                  (i) each amount required by the Note Documents to be deposited therein, including, without limitation, all proceeds specified in Section 5.04(d) of the Note Purchase Agreement; and

                 (ii) each amount realized or otherwise received by the Collateral Representative with respect to assets of such Lien Grantor upon any exercise of remedies pursuant to any Security Document.

          (c) Unless (x) an Event of Default shall have occurred and be continuing and the Required Holders shall have instructed the Collateral Representative to stop withdrawing amounts from the Collateral Account pursuant to this subsection or (y) the maturity of the Notes shall have been accelerated pursuant to Article 7 of the Note Purchase Agreement, the Collateral Representative shall withdraw amounts deposited in the Collateral Account in accordance with Section 5.04(d) of the Note Purchase Agreement and apply them to pay, or reimburse the Company and its Subsidiaries for paying, the cost of repairing, restoring or replacing the affected property to the extent that the Company has certified, no less than 5 Business Days prior to the date of such withdrawal, that (i) it and its Subsidiaries intend to apply all or any portion of such amounts to pay the cost of repairing, restoring or replacing the affected property and (ii) if such property is to be replaced, the property acquired to replace it will be included in the Collateral at least to the extent that the property to be replaced was included therein;

          (d) Funds held in any Collateral Account may, until withdrawn, be invested and reinvested in such Temporary Cash Investments as the relevant Lien Grantor shall request from time to time; provided that, if an Event of Default shall have occurred and be continuing, the Collateral Representative may select such Temporary Cash Investments.

          (e) If an Event of Default shall have occurred and be continuing, the Collateral Representative may withdraw any amounts held therein and apply such amounts as provided in Section 9.

          Section 8. Remedies upon Event of Default. (a) If an Event of Default shall have occurred and be continuing, the Collateral Representative may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Security Documents.

          (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Collateral Representative may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Collateral Representative may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, withdraw all cash held in the Collateral Accounts and apply such cash as provided in Section 9 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell, lease, license or otherwise dispose of the Collateral or any part thereof. Notice of any such sale or other disposition shall be given to the relevant Lien Grantor(s) as required by
Section 11. The foregoing provisions of this subsection shall apply to Real Property Collateral only to the extent permitted by applicable law and the provisions of any applicable Mortgage or other document.

          (c) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing:

               (i) the Collateral Representative may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged intellectual property (including any Pledged Recordable Intellectual Property) throughout the world for such term or terms, on such conditions and in such manner as the Collateral Representative shall in its sole discretion determine; provided that such licenses or sublicenses do not conflict with any existing license made available to the Collateral Representative;

               (ii) the Collateral Representative may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Pledged intellectual property and take or refrain from taking any action under any thereof, and each Lien Grantor releases the Collateral Representative and each other Secured Party from liability for, and agrees to hold the Collateral Representative and each other Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Collateral Representative's or such Secured Party's gross negligence or willful misconduct; and


               (iii) upon request by the Collateral Representative (which shall not be construed as implying any limitation on its rights or powers), each Lien Grantor will execute and deliver to the Collateral Representative a power of attorney, in form and substance satisfactory to the Collateral Representative, for the implementation of any sale, lease, license or other disposition of any of such Lien Grantor's Pledged intellectual property or any action related thereto. In connection with any such disposition, but subject to any confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor will supply to the Collateral Representative its know-how and expertise relating to the relevant intellectual property or the products or services made or rendered in connection with such intellectual property, and its customer lists and other records relating to such intellectual property and to the distribution of said products or services.

          Section 9. Application of Proceeds. (a) If an Event of Default shall have occurred and be continuing, the Collateral Representative may apply (i) any cash held in the Collateral Accounts and (ii) the proceeds of any sale or other disposition of all or any part of the Collateral, in the following order of priorities:

               first, to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Collateral Representative, and all expenses, liabilities and advances incurred or made by the Collateral Representative in connection with the Security Documents;

               second, to pay the unpaid principal of the Secured Obligations ratably until payment in full of the principal of all Secured Obligations shall have been made;

               third, to pay ratably all interest (including Post-Petition Interest) on the Secured Obligations until payment in full of all such interest shall have been made;

               fourth, to pay all other Secured Obligations ratably until payment in full of all such other Secured Obligations shall have been made; and

               finally, to pay to the relevant Lien Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that Collateral owned by a Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses first, second, third and fourth only to the extent permitted by the limitation in Section 2(h). The Collateral Representative may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

          (b) In making the payments and allocations required by this Section, the Collateral Representative may rely upon information supplied to it by the Secured Parties. All distributions made by the Collateral Representative pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Representative shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

          Section 10. Fees and Expenses; Indemnification. (a) The Company will forthwith upon demand pay to the Collateral Representative:

               (i) the amount of any taxes that the Collateral Representative may have been required to pay by reason of the Transaction Liens or to free any Collateral from any other Lien thereon;

               (ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Collateral Representative may incur in connection with (x) the administration or enforcement of the Security Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Collateral Representative of any of its rights or powers under the Security Documents; and

               (iii) the amount required to indemnify the Collateral Representative for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Collateral Representative in connection with the

          Security Documents, except to the extent that such loss, liability or expense arises from the Collateral Representative's gross negligence or willful misconduct or a breach of any duty that the Collateral Representative has under this Agreement (after giving effect to Sections 12 and 13).

Any such amount not paid to the Collateral Representative in accordance with the Security Documents will bear interest for each day thereafter until paid at a rate of 14% per annum.


          (b) If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Security Documents, the Company will pay such tax and provide any required tax stamps to the Collateral Representative or as otherwise required by law.

          Section 11. Authority to Administer Collateral. Each Lien Grantor irrevocably appoints the Collateral Representative its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor's Collateral:

                  (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Representative were the absolute owner thereof, and

                  (d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Representative will give the relevant Lien Grantor at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC Section 9-613,

(ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Collateral Representative fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

         Section 12. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Representative will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Representative will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Collateral Representative in good faith, except to the extent that such liability arises from the Collateral Representative's gross negligence or willful misconduct.

         Section 13. General Provisions Concerning the Collateral Representative. (a Authority. The Collateral Representative is authorized to take such actions and to exercise such powers as are delegated to the Collateral Representative by the terms of the Security Documents, together with such actions and powers as are reasonably incidental thereto.

          (b) Rights and Powers as a Secured Party. The Collateral Representative shall, in its capacity as a Secured Party, have the same rights and powers as any other Secured Party and may exercise the same as though it were not the Collateral Representative.

          (c) Limited Duties and Responsibilities. The Collateral Representative shall not have any duties or obligations under the Security Documents except those expressly set forth therein. Without limiting the generality of the foregoing, (a) the Collateral Representative shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing and (b) the Collateral Representative shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Collateral Representative is required in writing to exercise by the Required Holders. The Collateral Representative shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Holders or in the absence of its own gross negligence or willful misconduct. The Collateral

Representative shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents. The Collateral Representative shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Representative by the Company or a Secured Party, and the Collateral Representative shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Security Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Security Document, (iv) the validity, enforceability, effectiveness or genuineness of any Security Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in any Security Document.

          (d) Authority to Rely on Certain Writings, Statements and Advice. The Collateral Representative shall be entitled to rely on, and shall not incur any liability for relying on, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Representative also may rely on any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Representative may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or expert.

          (e) Sub-Agents and Related Parties. The Collateral Representative may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Collateral Representative and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Related Parties. The exculpatory provisions of Section 12 and this Section shall apply to any such sub-agent and to the Related Parties of the Collateral Representative and any such sub-agent.

          (f) The Collateral Representative may refuse to act on any notice, consent, direction or instruction from any Secured Parties or any agent, trustee or similar representative thereof that, in the Collateral Representative's opinion, (i) is contrary to law or the provisions of any Security Document or
(ii) may expose the Collateral Representative to liability (unless the Collateral Representative shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave such notice, consent, direction or instruction).

          (g) Resignation; Successor Collateral Representative. Subject to the appointment and acceptance of a successor Collateral Representative as provided in this subsection, the Collateral Representative may resign at any time by notifying the Holders and the Company. Upon any such resignation, the Required Holders shall have the right, in consultation with the Company, to appoint a successor Collateral Representative. If no successor shall have been so appointed by the Required Holders and shall have accepted such appointment within 30 days after the retiring Collateral Representative gives notice of its resignation, then the retiring Collateral Representative may, on behalf of the Secured Parties, appoint a successor Collateral Representative. Upon acceptance of its appointment as Collateral Representative hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Representative hereunder, and the retiring Collateral Representative shall be discharged from its duties and obligations hereunder. After the Collateral Representative's resignation hereunder, the provisions of this Section and Section 12 shall continue in effect for the benefit of such retiring Collateral Representative, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Representative was acting as Collateral Representative.

          Section 14. Termination of Transaction Liens; Release of Collateral. (a The Transaction Liens granted by each Guarantor shall terminate when its Secured Guarantee is released pursuant to Section 2(c).

          (b) The Transaction Liens granted by the Company shall terminate when all the Release Conditions are satisfied.

          (c) At any time before the Transaction Liens granted by the Company terminate, the Collateral Representative may, at the written request of the Company, release any or all of the Collateral with the prior written consent of the Required Holders.

          (d) Upon any termination of a Transaction Lien or release of Collateral, the Collateral Representative will, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Transaction Lien or the release of such Collateral, as the case may be.

          Section 15. Additional Guarantors and Lien Grantors. Any Subsidiary may become a party hereto by signing and delivering to the Collateral Representative a Security Agreement Supplement, whereupon such Subsidiary shall become a "Guarantor" and a "Lien Grantor" as defined herein.

           Section 16. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile, addressed to it at its facsimile number specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

                  (a) in the case of any Lien Grantor listed on the signature pages hereof:

                        NaviSite, Inc.
                        400 Minuteman Road
                        Andover, MA 01810
                        Attention: General Counsel
                        Facsimile: (978) 682-8100

                        ClickHear, Inc.
                        400 Minuteman Road
                        Andover, MA 01810
                        Attention: General Counsel
                        Fax: (978) 682-8100

                  (b) in the case of any other Lien Grantor, its address or facsimile number set forth in its first Security Agreement Supplement;

                  (c)  in the case of the Collateral Representative:

                        Compaq Financial Services Corporation
                        420 Mountain Avenue
                        Murray Hill, NJ 07974
                        Attention: General Counsel
                        Facsimile: (908) 898-4137

                  (d) in the case of any Holder, to such Holder at its address or facsimile number specified in or pursuant to Section 10.04 of the Note Purchase Agreement.

Any party may change its address and/or facsimile number for purposes of this Section by giving notice of such change to the Collateral Representative and the Lien Grantors in the manner specified above.

         Section 17. No Implied Waivers; Remedies Not Exclusive. No failure by the Collateral Representative or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Representative or any Secured Party of any right or remedy under any Note Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Note Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

         Section 18. Successors and Assigns. This Agreement is for the benefit of the Collateral Representative and the Secured Parties. If all or any part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

         Section 19. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing enter into by the parties hereto, with the consent of Required Holders.

         Section 20. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

         Section 21. Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 22. Severability. If any provision of any Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of the Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Representative and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  NAVISITE, INC.


                                  By: /s/ Patricia Gilligan
                                      -----------------------------
                                      Name:  Patricia Gilligan
                                      Title: Chief Executive Officer


                                  COMPAQ FINANCIAL SERVICES CORPORATION, as
                                  Collateral Representative


                                  By: /s/ Edward W. Andrews, Jr.
                                      -----------------------------
                                      Name:  Edward W. Andrews. Jr.
                                      Title: Vice President & Managing Director


                                  Guarantors:

                                  CLICKHEAR, INC.

                                  By: /s/ Patricia Gilligan
                                      -----------------------------
                                      Name:
                                      Title:

                                                                      SCHEDULE 1


                EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
                        OWNED BY ORIGINAL LIEN GRANTORS
                          (as of the Effective Date)

                              Jurisdiction                                                Number of
                                   of                 Owner of            Percentage      Shares or
           Issuer             Organization        Equity Interest           Owned           Units
-------------------------     ------------    ----------------------      ----------     ----------
      ClickHear, Inc.           Delaware           NaviSite, Inc.            100%        100 shares

                                     S-1-1

                                                                       EXHIBIT A
                                                           to Security Agreement


                         SECURITY AGREEMENT SUPPLEMENT

         SECURITY AGREEMENT SUPPLEMENT dated as of _______, ____, between [NAME OF LIEN GRANTOR] (the "Lien Grantor") and COMPAQ FINANCIAL SERVICES CORPORATION, as Collateral Representative.

         WHEREAS, NAVISITE, INC., the Guarantors party thereto and COMPAQ FINANCIAL SERVICES CORPORATION, as Collateral Representative, are parties to a Guarantee and Security Agreement dated as of November, 2001 (as heretofore amended and/or supplemented, the "Security Agreement") under which NAVISITE, INC. secures certain of its obligations (the "Secured Obligations") and the Guarantors guarantee the Secured Obligations and secure their respective guarantees thereof;

         WHEREAS, [name of Lien Grantor] desires to become [is] a party to the Security Agreement as a Guarantor and Lien Grantor thereunder;/1/ and

         WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Secured Guarantee./2/ The Lien Grantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). The Lien Grantor acknowledges that, by signing this Security Agreement Supplement and delivering it to the Collateral Representative, the Lien Grantor becomes a "Guarantor" and "Lien Grantor" for all purposes of the Security Agreement and that its obligations under the foregoing Secured Guarantee are subject to all the provisions of the Security


_____________________

         /1/ If the Lien Grantor is the Company, delete this recital and Section 1 hereof.

         /2/ Delete this Section if the Lien Grantor is the Company or a Guarantor that is already a party to the Security Agreement.

Agreement (including those set forth in Section 2 thereof) applicable to the obligations of a Guarantor thereunder.

           2. Grant of Transaction Liens. (a) In order to secure [its Secured Guarantee]/3/ [the Secured Obligations]/4/, the Lien Grantor grants to the Collateral Representative for the benefit of the Secured Parties a continuing security interest in all the following property of the Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the "New Collateral"):

           [describe property being added to the Collateral]/5/

           (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

           (c) The foregoing Transaction Liens are granted as security only and shall not subject the Collateral Representative or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith.

           3. Party to Security Agreement. Upon delivering this Security Agreement Supplement to the Collateral Representative, the Lien Grantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Guarantor and a Lien Grantor thereunder and be bound by all the provisions thereof as fully as if the Lien Grantor were one of the original parties thereto./6/

           4. Address of Lien Grantor. The address and facsimile number of the Lien Grantor for purposes of Section 16(b) of the Security Agreement are:

           [address and facsimile number of Lien Grantor]

___________________

       /3/  Delete bracketed words if the Lien Grantor is the Company.

       /4/  Delete bracketed words if the Lien Grantor is a Guarantor.

       /5/ If the Lien Grantor is not already a party to the Security Agreement, clauses (i) through (_) of, and the proviso to, Section 3(a) of the Security Agreement may be appropriate.

       /6/ Delete Sections 4 and 5 if the Lien Grantor is already a party to the Security Agreement.

          5. Representations and Warranties./7/ (a) The Lien Grantor is a corporation duly organized, validly existing and in good standing under the laws of [jurisdiction of organization].

          (b) The Lien Grantor has delivered a Perfection Certificate to the Collateral Representative. The information set forth therein is correct and complete as of the date hereof. Within 60 days after the date hereof, the Lien Grantor will furnish to the Collateral Representative a file search report from each UCC filing office listed in such Perfection Certificate, showing the filing made at such filing office to perfect the Transaction Liens on the New Collateral.

          (c) The execution and delivery of this Security Agreement Supplement by the Lien Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its organizational documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien (except a Transaction Lien) on any of its assets.

          (d) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Lien Grantor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors' rights generally and (ii) general principles of equity.

          (e) Each of the representations and warranties set forth in the Security Agreement is true as applied to the Lien Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a "Lien Grantor" shall be deemed to refer to the Lien Grantor, references to Schedules to the Security Agreement shall be deemed to refer to the corresponding Schedules to this Security Agreement Supplement, references to "Collateral" shall be deemed to refer to the New Collateral, and references to the "Effective Date" shall be deemed to refer to the date on which the Lien Grantor signs and delivers this Security Agreement Supplement.

          6. Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.


____________________________________

      /7/ Modify as needed if the Lien Grantor is not a corporation.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   [_______________________], as Lien Grantor


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   COMPAQ FINANCIAL SERVICES CORPORATION,
                                      as Collateral Representative


                                   By:__________________________________________
                                      Name:
                                      Title:

                                                                      Schedule 1
                                                           to Security Agreement
                                                                      Supplement


                EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
                             OWNED BY LIEN GRANTOR



                               Jurisdiction
                                    of            Percentage       Number of
               Issuer          Organization          Owned      Shares or Units
---------------------------  ----------------  ---------------  ----------------

                                                                       EXHIBIT B
                                                           to Security Agreement


                            PERFECTION CERTIFICATE

         The undersigned is a duly authorized officer of [NAME OF LIEN GRANTOR] (the "Lien Grantor"). With reference to the Guarantee and Security Agreement dated as of November, 2001 among NAVISITE, INC., the Guarantors party thereto and COMPAQ FINANCIAL SERVICES CORPORATION, as Collateral Representative (terms defined therein being used herein as therein defined), the undersigned certifies to the Collateral Representative and each other Secured Party as follows:

         A.    Information Required for Filings and Searches for Prior Filings.

         1. Jurisdiction of Organization. The Lien Grantor is a corporation/1/ organized under the laws of_____________.


         2. Name. The exact [corporate] name of the Lien Grantor as it appears in its [certificate of incorporation] is as follows:

         3. Prior Names. (a) Set forth below is each other [corporate] name that the Lien Grantor has had since its organization, together with the date of the relevant change:

               (b) Except as set forth in Schedule __ hereto, the Lien Grantor has not changed its corporate structure/2/ in any way within the past five years.

               (c) None of the Lien Grantor's Collateral was acquired from another Person within the past five years, except

                      (i) property sold to the Lien Grantor by another Person in the ordinary course of such other Person's business;

___________________________

          /1/ Modify as needed if the Lien Grantor is not a corporation.

          /2/ Changes in corporate structure would include mergers and consolidations, as well as any change in the Lien Grantor's form of organization. If any such change has occurred, include in Schedule __ the information required by Part A of this certificate as to each constituent party to a merger or consolidation and any other predecessor organization.

                       (ii) property with respect to which the Transaction Liens are to be perfected by taking possession or control thereof;

                       (iii) property acquired in transactions described in
               Schedule __ hereto; and

                       (iv) other property having an aggregate fair market value not exceeding $__________.

           4. Filing Office. In order to perfect the Transaction Liens granted by the Lien Grantor, a duly signed financing statement on Form UCC-1, with the collateral described as set forth on Schedule __ hereto, should be on file in the office of ____________ in __________/3/ [and a duly signed financing statement on Form UCC-1 containing, with respect to any as-extracted collateral, the information required by UCC Section 9-502 should be on file in the relevant filing office listed under the heading "As-Extracted Collateral" in Schedule ___ hereto]/4/.

B. Additional Information Required for Searches for Prior Filings Under Old Article 9.

           1. Current Locations. (a) The chief executive office of the Lien Grantor is located at the following address:


Mailing Address                    County                    State
---------------------------------  ------------------------  -----------------


The Lien Grantor [does] [does not] have a place of business in another county of the State listed above.

              (b) The following are all places of business of the Lien Grantor not identified above:


Mailing Address                    County                    State
---------------------------------  ------------------------  -----------------

__________________________

      /3/ Insert Lien Grantor's "location" determined as provided in UCC Section 9-307.

      /4/ Delete bracketed words unless a Lien Grantor owns or may own "as-extracted collateral" (as defined in UCC Section 9-102) as a known location.

               (c) The following are all locations not identified above where the Lien Grantor maintains any Inventory:


Mailing Address                      County                    State
---------------------------------    -----------------------   -----------------



               (d) The following are the names and addresses of all Persons (other than the Lien Grantor) that have possession of any of the Lien Grantor's Inventory:


Mailing Address                      County                    State
---------------------------------    -----------------------   -----------------


         2. Prior Locations. (a) Set forth below is the information required by paragraphs (a) and (b) of Part B-1 above with respect to each other location or place of business maintained by the Lien Grantor at any time during the past five years:

               (b)  Set forth below is the information required by paragraphs
         (c) and (d) of Part B-1 above with respect to each other location or bailee where or with whom any of the Lien Grantor's Inventory has been lodged at any time during the past four months:

         C.    Search Reports.

         Attached hereto as Schedule __ is a true copy of a file search report from the central UCC filing office in each jurisdiction identified in Part A-4 and Part B-3 above with respect to each name set forth in Part A-2 and Part A-3 above (searches in local filing offices, if any, are not required). Attached hereto as Schedule __ is a true copy of each financing statement or other filing identified in such file search reports.

         D.  UCC Filings.

         Attached hereto as Schedule __ is a schedule setting forth filing information with respect to the filings referred to in Part A-4 and Part B-3 above. All filing fees and taxes payable in connection with such filings have been paid. Attached hereto as Schedule __ is a true copy of each such filing duly acknowledged by the filing officer.

         IN WITNESS WHEREOF, I have hereunto set my hand this __ day of __________, ____


                                               _________________________________
                                               Name:
                                               Title:

                                                                      Schedule 1
                                                       to Perfection Certificate


                           DESCRIPTION OF COLLATERAL


All personal property.

                                                                   Schedule 2 to
                                                          Perfection Certificate


                              SCHEDULE OF FILINGS

                          AGAINST _________________,
                                  AS DEBTOR


          Filing Office              File Number         Date of Filing/5/
---------------------------------  ------------------  -------------------------



_______________________

     /5/ Also indicate lapse date, if other than fifth anniversary.

                                                                       EXHIBIT C
                                                           to Security Agreement


                           ISSUER CONTROL AGREEMENT


         ISSUER CONTROL AGREEMENT dated as of ______, _____ among _____________ (the "Lien Grantor"), COMPAQ FINANCIAL SERVICES CORPORATION, as Collateral Representative (the "Secured Party"), and _________ (the "Issuer"). All references herein to the "UCC" refer to the Uniform Commercial Code as in effect from time to time in [Issuer's jurisdiction of incorporation].

                             W I T N E S S E T H :

         WHEREAS, the Lien Grantor is the registered holder of [specify Pledged Uncertificated Securities issued by the Issuer] issued by the Issuer (the "Securities");

         WHEREAS, pursuant to a Guarantee and Security Agreement dated as of November, 2001 (as such agreement may be amended and/or supplemented from time to time, the "Security Agreement"), the Lien Grantor has granted to the Secured Party a continuing security interest (the "Transaction Lien") in all right, title and interest of the Lien Grantor in, to and under the Securities, whether now existing or hereafter arising; and

         WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Securities;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Nature of Securities. The Issuer confirms that (i) the Securities are "uncertificated securities" (as defined in Section 8-102 of the UCC) and (ii) the Lien Grantor is registered on the books of the Issuer as the registered holder of the Securities.

         Section 2. Instructions. The Issuer agrees to comply with any "instruction" (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Securities without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Issuer.

         Section 3. Waiver of Lien; Waiver of Set-off. The Issuer waives any security interest, lien or right of setoff that it may now have or hereafter acquire in or with respect to the Securities. The Issuer's obligations in respect of the Securities will not be subject to deduction, set-off or any other right in favor of any person other than the Secured Party.

         Section 4. Choice of Law. This Agreement shall be governed by the laws of [Issuer's jurisdiction of incorporation]./1/

         Section 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Issuer and the Lien Grantor with respect to the Securities [except for [identify any existing other agreements] (the "Existing Other Agreements")]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Issuer and the Lien Grantor with respect to the Securities, whether now existing or hereafter entered into, the terms of this Agreement shall prevail.

         Section 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

         Section 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor in the Securities, the Issuer does not know of any claim to, or interest in, the Securities. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Securities, the Issuer will promptly notify the Secured Party and the Lien Grantor thereof.

         Section 8. Maintenance of Securities. In addition to, and not in lieu of, the obligation of the Issuer to honor instructions as agreed in Section 2 hereof, the Issuer agrees as follows:

              (i) Lien Grantor Instructions; Notice of Exclusive Control. So long as the Issuer has not received a Notice of Exclusive Control (as

_______________________

         /1/ If the Issuer's jurisdiction of incorporation is not a State in the United States that has adopted the revisions to Articles * and 9 of the UCC promulgated in 1994, this form of Issuer Control Agreement will not be appropriate. It may be necessary to transfer the relevant securities into the Collateral Representative's name to obtain comparable results under the laws of such jurisdiction.

         defined below), the Issuer may comply with instructions of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Securities. After the Issuer receives a written notice from the Secured Party that it is exercising exclusive control over the Securities (a "Notice of Exclusive Control"), the Issuer will cease complying with instructions of the Lien Grantor or any of its agents.

                 (ii) Non-Cash Dividends and Distributions. The Issuer shall deliver to the Secured Party all dividends, interest and other distributions paid or made upon or with respect to the Securities.

                (iii) Voting Rights. Until the Issuer receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Issuer with respect to voting the Securities.

                 (iv) Statements and Confirmations. The Issuer will promptly send copies of all statements and other correspondence concerning the Securities simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 11 hereof.

                  (v) Tax Reporting. All items of income, gain, expense and loss recognized in respect of the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

         Section 9. Representations, Warranties and Covenants of the Issuer. The Issuer makes the following representations, warranties and covenants:

                  (i) This Agreement is a valid and binding agreement of the Issuer enforceable in accordance with its terms.

                  (ii) The Issuer has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Securities pursuant to which it has agreed, or will agree, to comply with instructions (as defined in Section 8-102 of the UCC) of such person. The Issuer has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Issuer to comply with instructions as agreed in Section 2 hereof.

         Section 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         Section 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

         Lien Grantor:

         Secured Party:

         Issuer:

Any party may change its address and/or facsimile number for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

         Section 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien,
(ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Issuer hereunder shall continue in effect until the Secured Party has notified the Issuer in writing that the Transaction Lien has been terminated pursuant to the Security Agreement.

         Section 13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                                        [NAME OF LIEN GRANTOR]


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        COMPAQ FINANCIAL SERVICES
                                           CORPORATION, as Collateral
                                           Representative


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        [NAME OF ISSUER]


                                        By:_____________________________________
                                           Name:
                                           Title:

                                                                       Exhibit A

                         [Letterhead of Secured Party]


                                    [Date]

[Name and Address of Issuer]

Attention: ________________________


             Re:  Notice of Exclusive Control
                  ---------------------------

Ladies and Gentlemen:

         As referenced in the Issuer Control Agreement dated as of ______, ____ among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over [specify Pledged Uncertificated Securities] registered in the name of [name of Lien Grantor] (the "Securities"). You are instructed not to accept any directions or instructions with respect to the Securities from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

         You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

                                    Very truly yours,

                                          COMPAQ FINANCIAL SERVICES
                                             CORPORATION, as Collateral
                                             Representative


                                          By:___________________________________
                                             Title:

cc: [name of Lien Grantor]